Virtus Stone Harbor Emerging Markets Bond Fund,

Virtus Stone Harbor Emerging Markets Debt Income Fund and

Virtus Stone Harbor Local Markets Fund (the “Funds”),

each a series of Virtus Opportunities Trust

Supplement dated December 11, 2024 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the Funds,

each dated September 30, 2024, as supplemented

Important Notice to Investors

Stone Harbor Investment Partners has announced that David A. Oliver, CFA will retire on December 31, 2024, and consequently will step down as portfolio manager of the Funds on that date. There will be no changes to the investment processes for the Funds, which are team managed.

The Funds’ Prospectuses and SAI will be amended to remove all references to Mr. Oliver effective December 31, 2024.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8470/SHIP PM Announcement (12/2024)